UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2023

IA ENERGY CORP.

(Exact name of registrant as specified in its charter)

Wyoming	333-220706	81-1002497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 2102, One Global Place

5th Avenue Corner 25th Street

BCG, Taguig City 1630 Philippines

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +63 (2) 79433419.

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

IA Energy Corp., (“Company” or “IA Energy”), John R. Munoz (“Seller” or “Munoz”), and JJ C. Javier (“Purchaser” or “Javier”) entered into a Stock Purchase Agreement (“Agreement”) on November 14, 2022 wherein and whereby, the Purchaser was to acquire 25,025,000 Shares of Common Stock of the Company from the Seller. The Company, Munoz, and Javier will be collectively referred to as, the “Parties.”

The Agreement was entered into effective as of the date of the last signature (“Effective Date”), which was November 14, 2022.

The Company is authorized to issue 500,000,000 shares of common stock, par value $0.0001 per share, of which 36,603,800 shares are issued and outstanding, and 20,000,000 shares of preferred stock, par value $0.0001 per share, of which no preferred shares have been issued.

The Seller indicated that he was the beneficial and owners of record of 25,025,000 Shares of Common Stock (“Control Shares”) of the Company. The Control Shares to be sold under the Agreement represented 68.37 % of the total shares issued and outstanding (“Change of Control”). The purchase price (“Purchase Price”) for the Control Shares was Three Hundred Thousand Dollars ($300,000) (USD).

At the time of execution of the Agreement, the Company was a non-trading, reporting company and was delinquent in the filing of the following periodic reports (the “Delinquent SEC Reports”) with the Securities and Exchange Commission (the “SEC”):

(i)	Quarterly Report on Form 10-Q for the quarter ended 9/30/2021;
(ii)	Annual Report on Form 10-K for the year ended 12/31/2021;
(iii)	Quarterly Report on Form 10-Q for the quarter ended 3/31/2022;
(iv)	Quarterly Report on Form 10-Q for the quarter ended 6/30/2022; and
(v)	Quarterly Report on Form 10-Q for the quarter ended 9/30/2022.

The Company was also, not in good standing in the state of Wyoming.

To facilitate (i) the required audit and or review of the requisite financial statements by a qualified PCAOB Auditor for Company to complete and file the Delinquent SEC Reports, (ii) bringing the Company into good standing in the State of Wyoming, and (iii) to close the purchase, sale, and delivery of the Control Shares, contemporaneous with entering into the Agreement, the Parties entered into an Escrow Agreement ("Escrow Agreement") with Chachas Law Group P.C., the Company’s Counsel, as escrow agent ("Escrow Agent").

The Agreement and the Escrow Agreement provided that (i) Purchaser would deliver to and deposit with Escrow Agent the Purchase Price of $300,000 (USD) to be held in the Chachas Law Group Attorney Trust Account; (ii) the Purchaser authorized a non-refundable disbursement (“Non-Refundable Payment ) of the $75,000 (USD) to the Company; (iii) the Company was to use the Non-Refundable Payment to pay its counsel, Chachas Law Group P.C., to complete the requisite audits and other task as required to facilitate the filing of the Delinquent SEC Reports and to bring the Company into good standing in the State of Wyoming; (iv) the Company and Seller, upon Closing would appoint the Purchaser as the Company’s sole Director and to all Officer positions; and (iv) Seller would deliver to the Escrow Agent the resignations of the current officers and directors of the Company (the “Resignations”), original certificates or an account statement if held in Book Entry, representing the Control Shares (the “Certificate”), duly executed irrevocable stock powers endorsed in blank with the signature medallion guaranteed (the “Stock Powers”) for the transfer of the Control Shares to be held and delivered in accordance with the terms of this Agreement and the Escrow Agreement.

2

Upon execution of this Agreement, and the Escrow Agreement on November 14, 2022, the Purchaser caused to have delivered to Chachas Law Group Attorney Trust Account, one or more bank wires in total amount of $300,000 (USD) and, in its capacity as the Escrow Agent, Chachas Law Group P.C, released $75,000 (USD) of the Escrowed Funds from the Chachas Law Group Attorney Trust Account for the purpose of completing the requisite audits and other tasks as required to facilitate the filing of the Delinquent SEC Reports and to bringing the Company into good standing in the State of Wyoming.

Thereafter, the Company was brought into good standing with the State of Wyoming on November 29, 2022. Delinquent SEC Reports were filed with the Securities and Exchange Commission (“SEC”) as follows:

January 3, 2023:	Quarterly Report on Form 10-Q for the quarter ended 9/30/2021
January 5, 2023:	Annual Report on Form 10-K for the year ended 12/31/2021
January 10, 2023:	Quarterly Report on Form 10-Q for the quarter ended 3/31/2022
January 11, 2023:	Quarterly Report on Form 10-Q for the quarter ended 6/30/2022
January 13, 2023:	Quarterly Report on Form 10-Q for the quarter ended 9/30/2022.

The sale and purchase of the Control Shares was to close (“Closing”) within seven (7) days of the date that the Company filed the Delinquent SEC Reports and had become in good standing in the State of Wyoming, but not later than forty-five (45) days following the Effective Date of the Agreement, through the offices of the Escrow Agent unless extended by mutual written agreement of the parties.

On January 18, 2023, the Parties entered into the First Amendment to Stock Purchase Agreement (“Amendment”).

The Amendment provided that the Purchaser was to purchase all 25,943,800 shares of Common Stock (the “Control Shares”) owned by Munoz for the aggregate purchase price of $300,000 (USD), which was an additional 918,800 shares of common stock. The Control Shares sold pursuant to the Agreement and the Amendment represents 70.877% of the issued and outstanding shares of the Company.

Additionally, Munoz had periodically advanced funds to the Company, which is reflected as Loans Payable, Related Party (“Related Party Loan”) under Current Liabilities on the financial statements of the Company. The amounts due and owing by the Company to Munoz, as of December 31, 2021 was $253,300 (USD).

Additionally, as a result of a Sublease between the Company and Munoz, the financial statements reflect as Accounts Payable, Related Party (“Related Party Accounts Payable”) under Current Liabilities on the financial statements of the Company, such amounts due and owing by the Company which as of December 31, 2021 was $27,000 (USD).

The Amendment provided that the full amount of any Related Party Loan and Related Party Accounts Receivable then owing as of the Closing of the transactions contemplated by the Purchase Agreement, were to be forgiven effective as of the Closing, in total amount of $280,300 (USD).

Prior to the Closing, the sole officer and director of the Company, pursuant to Section 17-16-810(c) of the Wyoming Business Corporations Act, which provides that a vacancy that will occur at a later date, by reason of a resignation effective at a later date under W.S. 17-16-807(b) or otherwise, may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs, appointed Javier the Sole Director, and President, Secretary, and Chief Financial Officer.

The Closing under the Agreement, the Amendment, and the Escrow occurred on January 18, 2023. At Closing Munoz transferred the Control Shares to Javier, the sole officer and director of the Company resigned, simultaneously with Javier becoming the Sole Director, the President, the Secretary, and Chief Financial Officer. At Closing, the balance of $225.000 (USD) was paid by the Escrow Agent to Munoz.

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Item 5.01	Changes in Control of Registrant.

IA Energy Corp., (“Company” or “IA Energy”), John R. Munoz (“Seller” or “Munoz”), and JJ C. Javier (“Purchaser” or “Javier”) entered into a Stock Purchase Agreement (“Agreement”) on November 14, 2022 wherein and whereby, the Purchaser was to acquire 25,025,000 Shares of Common Stock of the Company from the Seller. The Company, Munoz, and Javier will be collectively referred to as, the “Parties.”

The Agreement was entered into effective as of the date of the last signature (“Effective Date”), which was November 14, 2022.

The Company is authorized to issue 500,000,000 shares of common stock, par value $0.0001 (USD) per share, of which 36,603,800 shares are issued and outstanding, and 20,000,000 shares of preferred stock, par value $0.0001(USD) per share, of which no preferred shares have been issued.

The Seller indicated that he was the beneficial and owners of record of 25,025,000 Shares of Common Stock (“Control Shares”) of the Company. The Control Shares to be sold under the Agreement represented 68.37 % of the total shares issued and outstanding (“Change of Control”). The purchase price (“Purchase Price”) for the Control Shares was Three Hundred Thousand Dollars ($300,000) (USD).

At the time of execution of the Agreement, the Company was a non-trading, reporting company and was delinquent in the filing of the following periodic reports (the “Delinquent SEC Reports”) with the Securities and Exchange Commission (the “SEC”):

(i)	Quarterly Report on Form 10-Q for the quarter ended 9/30/2021;
(ii)	Annual Report on Form 10-K for the year ended 12/31/2021;
(iii)	Quarterly Report on Form 10-Q for the quarter ended 3/31/2022;
(iv)	Quarterly Report on Form 10-Q for the quarter ended 6/30/2022; and
(v)	Quarterly Report on Form 10-Q for the quarter ended 9/30/2022.

The Company was also, not in good standing in the state of Wyoming.

To facilitate (i) the required audit and or review of the requisite financial statements by a qualified PCAOB Auditor for Company to complete and file the Delinquent SEC Reports, (ii) bringing the Company into good standing in the State of Wyoming, and (iii) to close the purchase, sale, and delivery of the Control Shares, contemporaneous with entering into the Agreement, the Parties entered into an Escrow Agreement ("Escrow Agreement") with Chachas Law Group P.C., the Company’s Counsel, as escrow agent ("Escrow Agent").

The Agreement and the Escrow Agreement provided that (i) Purchaser would deliver to and deposit with Escrow Agent the Purchase Price of $300,000 (USD) to be held in the Chachas Law Group Attorney Trust Account; (ii) the Purchaser authorized a non-refundable disbursement (“Non-Refundable Payment ) of the $75,000 (USD) to the Company; (iii) the Company was to use the Non-Refundable Payment to pay its counsel, Chachas Law Group P.C., to complete the requisite audits and other task as required to facilitate the filing of the Delinquent SEC Reports and to bring the Company into good standing in the State of Wyoming; (iv) the Company and Seller, upon Closing would appoint the Purchaser as the Company’s sole Director and to all Officer positions; and (iv) Seller would deliver to the Escrow Agent the resignations of the current officers and directors of the Company (the “Resignations”), original certificates or an account statement if held in Book Entry, representing the Control Shares (the “Certificate”), duly executed irrevocable stock powers endorsed in blank with the signature medallion guaranteed (the “Stock Powers”) for the transfer of the Control Shares to be held and delivered in accordance with the terms of this Agreement and the Escrow Agreement.

4

Upon execution of this Agreement, and the Escrow Agreement on November 14, 2022, the Purchaser caused to have delivered to Chachas Law Group Attorney Trust Account, one or more bank wires in total amount of $300,000 (USD) and, in its capacity as the Escrow Agent, Chachas Law Group P.C, released $75,000 (USD)of the Escrowed Funds from the Chachas Law Group Attorney Trust Account for the purpose of completing the requisite audits and other tasks as required to facilitate the filing of the Delinquent SEC Reports and to bringing the Company into good standing in the State of Wyoming.

Thereafter, the Company was brought into good standing with the State of Wyoming on November 29, 2022. Delinquent SEC Reports were filed with the Securities and Exchange Commission (“SEC”) as follows:

January 3, 2023:	Quarterly Report on Form 10-Q for the quarter ended 9/30/2021
January 5, 2023:	Annual Report on Form 10-K for the year ended 12/31/2021
January 10, 2023:	Quarterly Report on Form 10-Q for the quarter ended 3/31/2022
January 11, 2023:	Quarterly Report on Form 10-Q for the quarter ended 6/30/2022
January 13, 2023:	Quarterly Report on Form 10-Q for the quarter ended 9/30/2022.

The sale and purchase of the Control Shares was to close (“Closing”) within seven (7) days of the date that the Company filed the Delinquent SEC Reports and had become in good standing in the State of Wyoming, but not later than forty-five (45) days following the Effective Date of the Agreement, through the offices of the Escrow Agent unless extended by mutual written agreement of the parties.

On January 18, 2023, the Parties entered into the First Amendment to Stock Purchase Agreement (“Amendment”).

The Amendment provided that the Purchaser was to purchase all 25,943,800 shares of Common Stock (the “Control Shares”) owned by Munoz for the aggregate purchase price of $300,000 (USD), which was an additional 918,800 shares of common stock. The Control Shares sold pursuant to the Agreement and the Amendment represents 70.877% of the issued and outstanding shares of the Company.

Additionally, Munoz had periodically advanced funds to the Company, which is reflected as Loans Payable, Related Party (“Related Party Loan”) under Current Liabilities on the financial statements of the Company. The amounts due and owing by the Company to Munoz, as of December 31, 2021 was $253,300 (USD).

Additionally, as a result of a Sublease between the Company and Munoz, the financial statements reflect as Accounts Payable, Related Party (“Related Party Accounts Payable”) under Current Liabilities on the financial statements of the Company, such amounts due and owing by the Company which as of December 31, 2021 was $27,000 (USD).

The Amendment provided that the full amount of any Related Party Loan and Related Party Accounts Receivable then owing as of the Closing of the transactions contemplated by the Purchase Agreement, were to be forgiven effective as of the Closing, in total amount of $280,300 (USD).

Prior to the Closing, the sole officer and director of the Company, pursuant to Section 17-16-810(c) of the Wyoming Business Corporations Act, which provides that a vacancy that will occur at a later date, by reason of a resignation effective at a later date under W.S. 17-16-807(b) or otherwise, may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs, appointed Javier the Sole Director, and President, Secretary, and Chief Financial Officer.

The Closing under the Agreement, the Amendment, and the Escrow occurred on January 18, 2023. At Closing Munoz transferred the Control Shares to Javier, the sole officer and director of the Company resigned, simultaneously with Javier becoming the Sole Director, the President, the Secretary, and Chief Financial Officer. At Closing, the balance of $225.000 (USD)was paid by the Escrow Agent to Munoz.

5

The transaction transferring control from Munoz to JJ C. Javier closed on January 18, 2023 and as described in detail above in Item 5.01, JJ C. Javier purchased all 25,943,800 shares of Common Stock (the “Control Shares”) owned by Munoz for the aggregate purchase price of $300,000 (USD). The Control Shares sold pursuant to the Agreement and the Amendment represents 70.877% of the issued and outstanding shares of the Company, with JJ C. Javier acquiring the controlling interest in the 36,603,800, issued and outstanding shares, of the Company (“Change of Control”).

In Summary:

Control was acquired by JJ C. Javier, whose address is, Unit 2102, One Global Place, 5th Avenue Corner 25th Street, BGC, Taguig City 1630 Philippines and whose telephone number is +63 (2) 79433419.

The transaction transferring control from Munoz to JJ C. Javier closed on January 18, 2023 and is described in detail above in Item 5.01.

JJ C. Javier purchased all 25,943,800 shares of Common Stock (the “Control Shares”) owned by Munoz for the aggregate purchase price of $300,000. The Control Shares sold pursuant to the Agreement and the Amendment represents 70.877% of the issued and outstanding shares of the Company, with JJ C. Javier acquiring the controlling interest in the 36,603,800 issued and outstanding shares of the Company (“Change of Control”).

JJ C. Javier paid $300,000 (USD) for the Control Shares.

The source of the $300,000 (USD) paid by JJ C. Javier for the Control Shares was his personal funds. The transaction did not involve bank loans or investors funding.

Other than the Agreement, the Amendment, and the Escrow Agreement, there were no written or oral arrangements or understandings among member of both the former and new control groups and their associates with respect to election of directors or other matters. There are no arrangements, known to the registrant, including any pledge by any person of securities of the registrant or any of its parents, the operation of which may at a subsequent date result in a change in control of the registrant.

Item 5.01 Changes in Control of the Registrants, Subsection (8) provides: “if the registrant was a shell company, other than a business combination related shell company, as those terms are defined in Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2), immediately before the change in control, the information that would be required if the registrant were ﬁling a general form for registration of securities on Form 10 under the Exchange Act reﬂecting all classes of the registrant’s securities subject to the reporting requirements of Section 13 (15 U.S.C. 78m) or Section 15(d) (15 U.S.C. 78o(d)) of such Act upon consummation of the change in control, with such information reﬂecting the registrant and its securities upon consummation of the transaction. Notwithstanding General Instruction B.3. to Form 8-K, if any disclosure required by this Item 5.01(a)(8) is previously reported, as that term is defined in in Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2), the registrant may identify the ﬁling in which that disclosure is included instead of including that disclosure in this report.

FORM 10 INFORMATION

Item 5.01(a)(8) of Form 8-K states that if the registrant was a shell company, as IA Energy was immediately before the Change of Control, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, we are providing the information below that would be included in a Form 10 if we were to file a Form 10. Please note that the information provided below relates to the company after the Change of Control.

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FORWARD-LOOKING STATEMENTS

This report contains statements that constitute “forward-looking statements.” These forward-looking statements can be identified by the use of predictive, future-tense or forward-looking terminology like “believes,” “anticipates,” “expects,” “estimates,” “envision” or similar terms. These statements appear in a number of places in this report and include statements regarding our intent, belief or current expectations and those of our directors or officers with respect to, among other things: (i) trends affecting our financial condition or results of operations, (ii) our business and growth strategies, and (iii) our financing plans. You are cautioned that any forward-looking statements are not guarantees of future performance and involve significant risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Factors that could adversely affect actual results and performance include, among others, the effect of inflation and other negative economic trends and developments on the business of our customers and other barriers, government regulation and competition. All forward-looking statements attributable to us are expressly qualified in their entirety by the foregoing cautionary statement. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as the result of new information, future events or otherwise.

Item 1. Business

Company History

IA Energy Corp., a Wyoming corporation, was a start-up global waste-to-energy company until ceasing and abandoning its business operations in 2021.

We were incorporated on January 6, 2016 in the state of Wyoming. Due to the Change of Control, our business office and mailing address is Unit 2102, One Global Place, 5th Avenue Corner 25th Street, BGC, Taguig City 1630 Philippines, and our telephone number is +63 (2) 79433419.

IA Energy Corp. has never filed for bankruptcy and has never been subject to receivership or similar proceedings.

Operational Overview

Our operations from inception through the Company’s ceasing and abandoning its operations in the Philippines in 2021, had been devoted primarily to start-up and development activities, which include: (i) formation of the Company; (ii) development of our business plan; (iii) development of our proprietary waste-to-energy technology; and (iv) marketing of our proprietary waste-to-energy technology. Prior to ceasing and abandoning its operations in the Philippines, significant research and development had been done in furtherance of the Company’s focus to build and operate a pilot facility to process waste tires, but we had not completed development of the proprietary waste-to-energy technology.

As a result of the Company’s ceasing and abandoning its operations in the Philippines, the Company currently has no business operations.

From our inception on January 6, 2016, until the ceasing and abandoning its operations in the Philippines in 2021, we have had limited operating activities. During the period from inception on January 6, 2016 through December 31, 2021 we have had no revenues. During the period from inception on January 6, 2016 to December 31, 2021 we have had operating expenses of $6,041,044 which have consisted mainly of consulting and business development expenses.

7

Shell Status

Since early 2020, the Company’s business and research and development activities were adversely affected due to the COVID-19 pandemic, and in 2021 the Company ceased and abandoned its operations in the Philippines, and the Company currently does not have any business activities, and therefor is deemed to be a “shell’ company, whose sole purpose at this time is to locate and consummate a merger or acquisition with a private entity or to develop and fund the execution of a new business plan.

Business Objectives of the Company

As a result of the Change of Control and the new management, we are currently seeking and investigating potential assets, property or businesses to acquire. Our Company’s plan of operation for the next 12 months is to: (i) consider guidelines of industries in which we may have an interest; (ii) adopt a business plan regarding engaging in the business of any selected industry; and (iii) to commence such operations through funding and/or the acquisition of a “going concern” engaged in any industry selected. The Company is unable to predict the time as to when and if it may actually participate in any specific business endeavor, and will be unable to do so until it determines the particular industries.

Our Company is not currently engaged in any substantive business activity, and we have no plans to engage in any such activity in the foreseeable future. Regardless, the commencement of any business opportunity will be preceded by the consideration, development and adoption of a business plan by our Board of Directors.

We do not intend to restrict our search for business opportunities to any particular business or industry, and the areas in which we will seek out business opportunities or acquisitions, reorganizations or mergers may include, but will not be limited to, the fields of casino and resort management and development, technology, manufacturing, natural resources, service, research and development, communications, transportation, insurance, brokerage, finance and all medically related fields, among others.

Management intends to consider a number of factors prior to making any decision as to whether to participate in any specific business endeavor, none of which may be determinative or provide any assurance of success. These may include, but will not be limited to, as applicable, an analysis of the quality of the particular entity’s management personnel; the anticipated acceptability of any new products or marketing concepts that it may have; the merit of its technological changes; its present financial condition, projected growth potential and available technical, financial and managerial resources; its working capital, history of operations and future prospects; the nature of its present and expected competition; the quality and experience of its management services and the depth of its management; its potential for further research, development or exploration; risk factors specifically related to its business operations; its potential for growth, expansion and profit; the perceived public recognition or acceptance of its products, services, trademarks and name identification; and numerous other factors which are difficult, if not impossible, to properly or accurately analyze, let alone describe or identify, without referring to specific objective criteria.

Regardless, the results of operations of any specific entity may not necessarily be indicative of what may occur in the future, by reason of changing market strategies, plant or product expansion, changes in product emphasis, future management personnel and changes in innumerable other factors.

Further, in the case of development of a new business venture the risks will be substantial, and there will be no objective criteria to examine the effectiveness or the abilities of its management or its business objectives. Also, a firm market for its products or services may yet need to be established, and with no past track record, the profitability of any such entity will be unproven and cannot be predicted with any certainty.

We are unable to predict the time as to when and if we may actually participate in any specific business endeavor. Our Company anticipates that proposed business ventures will be made available to us through personal contacts of directors, executive officers and principal stockholders, professional advisors, broker dealers in securities, venture capital personnel, members of the financial community and others who may present unsolicited proposals. In certain cases, we may agree to pay a finder’s fee or to otherwise compensate the persons who submit a potential business endeavor in which our Company eventually participates. Such persons may include our directors, executive officers and beneficial owners our securities or their affiliates. In this event, such fees may become a factor in negotiations regarding any potential venture and, accordingly, may present a conflict of interest for such individuals.

8

General Overview of Issues that May Impact the Company Going Forward

Covid-19.

The coronavirus disease (COVID-19) pandemic has adversely affected, and other events (such as a significant outbreak of variations thereof or other infectious diseases could adversely affect), the economies and financial markets worldwide, and the business of any potential target business with which we consummate an initial business combination or business plan that we pursue, could be materially and adversely affected.

Furthermore, we may be unable to complete an initial business combination or business plan, if concerns relating to COVID-19 continue to restrict travel, limit the ability to have meetings with potential investors or the target company’s personnel, vendors and services providers are unavailable to negotiate and consummate a transaction in a timely manner. The extent to which COVID-19 impacts our search for an initial business combination or development of a business plan will depend on future developments, which are highly uncertain and cannot be predicted, including added information which may emerge concerning the severity of COVID-19 and the actions to contain COVID-19 or treat its impact, among others.

If the disruptions posed by COVID-19 continue for an extensive period of time, our ability to consummate an initial business combination, or the operations of a target business with which we ultimately consummate an initial business combination, or development of a business plan may be materially adversely affected.

In addition, our ability to consummate a transaction may be dependent on our ability to raise additional equity and debt financing which may be impacted by COVID-19 and other events, including as a result of increased market volatility, decreased market liquidity in third-party financing being unavailable on terms acceptable to us or at all.

Further, the disruptions have negatively affected the stock market and investor sentiment. The perceived value of the Company and the price of our common stock may be affected as investors favor and seek less volatile or traditional companies (or assume more risk) during the times of market uncertainty and instability. Further, it is currently difficult to estimate with any certainty how long the pandemic and the effect on the economy will continue and its effect on the ability of the Company to locate and consummate a merger or acquisition or business combination with a private entity or develop a business plan.

Russia Ukraine Conflict.

The extent to which the Russia-Ukraine conflict impacts our search for an initial business combination or business plan development will depend on future developments, which are highly uncertain, cannot be predicted and may include but are not limited to the potential effect of bans, sanction programs, additional licensing requirements, and/or boycotts as they may have an effect on the merger or acquisition or business combination with a private entity or development of a business plan. The degree of uncertainty surrounding an existing or escalating conflict is uncertain and cannot be predicted, including added information which may emerge concerning the conflict and its impact. We have no basis to evaluate the possible risks of the Russia Ukraine conflict.

Climate-Related Issues.

The extent to which the Company may be required to make certain climate-related disclosures in connection with the business of any potential target business is unknown; however, the Company may be required to provide information about climate-related risks that are reasonably likely to have a material impact on the target business, its results of operations, or financial condition, and may be required to provide certain climate-related financial statement metrics in a note to the audited financial statements. We have no basis to evaluate the climate and climate related risks. The degree of uncertainty and impact cannot be predicted.

9

Company is a Shell Company.

At present, the Company is a development stage company with no revenues, nominal assets and no specific business plan or purpose. The Company’s business plan is to seek new business opportunities or to engage in a merger or acquisition with an unidentified company. As a result, the Company is a shell company. Rule 405 and 12b-2 of the Exchange Act defines a shell company as an issuer that that has no or nominal operations and either (i) no or nominal assets, (ii) assets consisting solely of cash and cash equivalents; or (iii) assets consisting of any amount of cash and cash equivalents and nominal other assets.

A shell issuer may also be a blank check company or a blind pool company, a company in the developmental stage, any company that has no specific business plan or purpose, or a company that has as its business plan to merge with or acquire an unidentified third property. Accordingly, the Company may be required, under current and proposed new rules and amendments of the SEC, to provide enhanced disclosures for investor protection in the event that we engage in a merger or acquisition with an unidentified company substantially similar to those required in registration statements for an initial public offering or seek to raise investor funds to develop a new business plan.

Effect of Amended Rule 15c2-11 on the Company’s securities.

The SEC released and published a Final Rulemaking on Publication or Submission of Quotations without Specified Information amending Rule 15c2-11 under the Exchange Act ("Rule 15c2-11,” the "Amended Rule 15c2-11"). To be eligible for public quotations on an ongoing basis, Amended Rule 15c2-11's modified the "piggyback exemption" that required that (i) the specified current information about the company is publicly available, and (ii) the security is subject to a one-sided (i.e., a bid or offer) priced quotation, with no more than four business days in succession without a quotation.

Under Amended Rule 15c2-11, shell companies like the Company (and formerly suspended securities) may only rely on the piggyback exemption in certain limited circumstances. The Amended Rule 15c2-11 requires, among other requirements, that a broker-dealer has a reasonable basis for believing that information about the issuer of securities is accurate.

Our security holders may find it more difficult to deposit common stock with a broker-dealer, and if deposited, more difficult to trade the securities on the OTC Markets Group, Inc. Pink Open Market Platform (“Pink Sheets”). The Company intends to provide the specified current information under the Exchange Act but there is no assurance that a broker-dealer will accept our common stock or if accepted, that the broker-dealer will rely on our disclosure of the specified current information.

Unavailability of Rule 144 for Resale.

Rule 144(i) “Unavailability to Securities of Issuers With No or Nominal Operations and No or Nominal Non-Cash Assets” provides that Rule 144 is not available for the resale of securities initially issued by an issuer that is a shell company. We have identified our company as a shell company and, therefore, the holders of our securities may not rely on Rule 144 to have the restriction removed from their securities without registration or until the Company is no longer identified as a shell company and has filed all requisite periodic reports under the Exchange Act for the period of twelve (12) months.

As a result of our classification as a shell company, our investors are not allowed to rely on the “safe harbor” provisions of Rule 144, promulgated pursuant to the Securities Act of 1933, as amended (“Securities Act”), so as not to be considered underwriters in connection with the sale of our securities until one year from the date that we cease to be a shell company. This will likely make it more difficult for us to attract additional capital through subsequent unregistered offerings because purchasers of securities in such unregistered offerings will not be able to resell their securities in reliance on Rule 144, a safe harbor on which holders of restricted securities usually rely to resell securities.

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Item 1A. Risk Factors

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Item 2. Financial Information.

Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 303)

The following discussion of our financial condition and results of operations should be read in conjunction with the financial statements and related notes to the financial statements included in the Company’s previous filings for FYE 2021 and the quarterly reports filed on Form 10Q for fiscal year 2022.  The Company’s next filing on Form 10-K is due March 31, 2023. Due to the Closing of the Change of Control on January 18, 2023, all information in this Management’s Discussion and Analysis of Financial Condition and Results of Operations relates only the Company’s Financial Condition and Results of Operation through the third quarter ending September 30, 2023.

Some of the statements under “Management’s Discussion and Analysis” and elsewhere herein may include forward-looking statements which reflect our current views with respect to future events and financial performance. These statements include forward-looking statements both with respect to us specifically and the industry in general. Statements which include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements for purposes of the federal securities laws or otherwise. The safe harbor provisions of the federal securities laws do not apply to any forward-looking statements contained in this registration statement.

All forward-looking statements address such matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements you read herein reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our written and oral forward-looking statements attributable to us or individuals acting on our behalf and such statements are expressly qualified in their entirety by this paragraph.

You should read the following discussion of the Company's financial condition and results of operations in conjunction with the financial statements and related notes included in the filing of the company’s Form 10-K filed on January 5, 2023 and the Form 10-Q filed on January 13, 2023, for the quarter ending September 30, 2022.

Overview

IA Energy Corp., a Wyoming corporation, was a start-up global waste-to-energy company, incorporated on January 6, 2016 in the state of Wyoming. Prior to the Change of Control on January 18, 2023, our business office was in Long Beach, CA 90831, U.S.A. As a result of the Change of Control, our business office and mailing address is Unit 2102, One Global Place, 5th Avenue Corner 25th Street, BGC, Taguig City 1630 Philippines, and our telephone number is +63 (2) 79433419.

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Our operations from inception, through the Company’s ceasing and abandoning its operations in the Philippines in 2021, were devoted primarily to start-up and development activities, which include: (i) formation of the Company; (ii) development of our business plan; (iii) development of our proprietary waste-to-energy technology; and (iv) marketing of our proprietary waste-to-energy technology. Prior to ceasing and abandoning its operations in the Philippines, significant research and development had been done in furtherance of the Company’s focus to build and operate a pilot facility to process waste tires, but we had not completed development of the proprietary waste-to-energy technology.

As a result of the Company’s ceasing and abandoning its operations in the Philippines, the Company currently has no business operation.

From our inception on January 6, 2016, until the ceasing and abandoning its operations in the Philippines, we have had limited operating activities. During the period from inception on January 6, 2016 until the date of this Form 8-K, we have had no revenues. During the period from inception on January 6, 2016 to September 30, 2022 we had operating expenses of $6,046,234 which consisted mainly of consulting and business development expenses.

Shell Status

As a result of the Company’s ceasing and abandoning its operations in the Philippines, the Company is deemed to be a shell company (as defined in Rule 12b-2 of the Exchange Act).

Emerging Growth Company

As an emerging growth company, we are exempt from Section 404(b) of Sarbanes Oxley. Section 404(a) requires Issuers to publish information in their annual reports concerning the scope and adequacy of the internal control structure and procedures for financial reporting. This statement shall also assess the effectiveness of such internal controls and procedures. Section 404(b) requires that the registered accounting firm shall, in the same report, attest to and report on the assessment and the effectiveness of the internal control structure and procedures for financial reporting.

As an emerging growth company, we are also exempt from Section 14A (a) and (b) of the Securities Exchange Act of 1934 which require the shareholder approval of executive compensation and golden parachutes. These exemptions are also available to us as a Smaller Reporting Company.

Liquidity and Capital Resources

Since inception, the Company has financed its operations through a series of loans and sales of common stock. As of September 30, 2022, our primary source of liquidity consisted of $466 in cash and cash equivalents. In the period after the Change of Control, we may seek to secure additional debt or equity capital to finance substantial business development initiatives.

Results of Operations

Following is our discussion of the relevant items affecting results of operations for the three and nine-month periods ended September 30, 2022, and 2021.

Revenues. For the three and nine months ended September 30, 2022, and 2021, net revenues were $-0-.

Consulting and business development. Consulting and business development fees for the three and nine months ended September 30, 2022, and 2021 were $-0-.  The Company anticipates that consulting and business development fees will increase with an increase in operations.

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Professional and accounting fees. Professional and accounting fees for the three months ended September 30, 2022, and 2021 were $150 and $8,189, respectively.  Professional and accounting fees for the nine months ended September 30, 2022, and 2021 were $450 and $33,845, respectively.  Professional fees consist mainly of the fees related to the audits and reviews of the Company’s financial statements as well as the filings with the Securities and Exchange Commission. The Company anticipates that professional fees will increase commensurate with an increase in operations.

Other selling, general and administrative expenses. Other selling, general and administrative expenses for the three months ended September 30, 2022, and 2021 were $1,560 and $1,864, respectively. Other selling, general and administrative expenses for the nine months ended September 30, 2022, and 2021 were $4,740 and $6,177, respectively. We expect that selling, general and administrative expenses will increase as we add personnel to build our business.

Other Income (Expense). The Company had net other expenses of $-0- for the three and nine months ended September 30, 2022, and 2021.

Off-Balance Sheet Arrangements

The Company has no off-balance sheet arrangements.

Critical Accounting Policies and Estimates

Due to the lack of current operations and limited business activities, the Company does not have any accounting policies that it believes are critical to facilitate an investor’s understanding of the Company’s financial and operating status.

Item 305 - Quantitative and qualitative disclosures about market risk.

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Item 3.	Properties

Due to the Change of Control, our business office and mailing address is Unit 2102, One Global Place, 5th Avenue Corner 25th Street, BGC, Taguig City 1630 Philippines, and our telephone number is +63 (2) 79433419.

The Company has no assets, property or business; its principal executive office address and telephone number are the business office address and telephone number of the new control shareholder, JJ C. Javier, and are currently provided at no cost. Because the Company has had no business, and because the Change of Control was effective January 18, 2023, the costs to Mr. Javier of providing the use of his office and telephone have been minimal.

Item 4. Securities Ownership of Certain Beneficial Owners and Management.

We have determined beneficial ownership as shown in the following two tables in accordance with the rules of the SEC. We believe, based on the information furnished to us, that the persons and entities named in the two tables below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws. Applicable percentage ownership as shown in the two tables below is based on 36,603,800 shares of common stock outstanding on the date of the Change of Control.

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In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed as outstanding shares of common stock subject to options held by that person that are currently exercisable. However, we did not deem these shares outstanding for the purpose of computing the percentage ownership of any other person.

Security Ownership of Certain Beneficial Owners

The following table shows the amount of common stock beneficially owned by holders of more than 5% of the outstanding shares of any class of our voting securities.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock	JJ C. Javier Unit 2102, One Global Place, 5th Avenue Corner 25th Street, BGC, Taguig City 1630 Philippines	25,943,800	70.87%

Common Stock	OZS Management Consultancy Services 310 San Miguel Magalang Pampanga, Philippines 2011	4,950,000	13.52%

Common Stock	Lady Jho Pineda Dimitui 310 San Miguel Magalang Pampanga, Philippines 2011	4,950,000	13.52%

Security Ownership of Management

The following table sets forth the amount and nature of beneficial ownership of any class of our voting securities held by all of the Company’s current directors and executive officers.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock	JJ C. Javier Unit 2102, One Global Place, 5th Avenue Corner 25th Street, BGC, Taguig City 1630 Philippines	25,943,800	70.87%

Common Stock	Directors and Executive Officers as a Group (1 Person)	25,943,800	70.87%

There are no arrangements, known to the registrant, including any pledge by any person of securities of the registrant or any of its parents, the operation of which may at a subsequent date result in a change in control of the registrant.

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Item 5. Directors and Executive Officers

Identification of directors and executive officers

Our current sole director and executive officer of the Company is as follows:

Name	Age	Title	Director Since
JJ C. Javier	42	Director, President, CEO, CFO and Secretary	January 18, 2023

All of the Company’s directors hold office until the next annual general meeting of the stockholders or until their successors are elected and qualified. The officers are appointed by our Board of Directors and hold office until their earlier death, retirement, resignation or removal.

Significant Employees

There are no significant employees other than Mr. Javier.

Family Relationships

There are no family relationships between any directors or executive officers of the Company, either by blood or by marriage.

Business Experience

The business experience during the past five years of each of the persons presently listed above as an Officer or Director of IAEC or a Significant Employee is as follows:

JJ C. Javier was appointed as the Sole Director, President, Chief Executive Officer, Chief Financial Officer on January 18, 2023, as a result of the Change of Control. JJ C. Javier purchased the 36,603,800 shares of common stock, the Control Shares representing 70.877% of the issued and outstanding shares of the Company.

Mr. Javier is the President/CEO of several companies in the Philippines: 1BlueJay Corp, J&Co Development Corp., Monsalivier Construction and Development Company, Rockview Valley Agricultural Coop., Barangayanihan Inc. (Foundation), Agriworld Corporation, Vient Realty Corp., and Vient Land Corp.

Mr. Javier has spearheaded multiple companies both locally in the Philippines, and internationally. with decades of experience as an entrepreneur. As a motivational speaker, Mr. Javier, throughout his career, has helped many people and companies, from different industries, to achieve success. Mr. Javier aims to help the Philippines by creating businesses that can compete globally in this growing economy.

Mr. Javier is a graduate of Bachelor of Science in Political Science from Arellano University, with Latin Honor (Cum Laude), and resides in Parañaque, Philippines.

Directorships

No Director of the Company or person nominated or chosen to become a Director holds any other directorship in any company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any other company registered as an investment company under the Investment Company Act of 1940.

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Item 11. Executive Compensation

Summary Compensation Table

The following table summarizes the total compensation for the two fiscal years ended December 31, 2021 of each person who served as our principal executive officer or principal financial and accounting officer collectively, (the “Named Executive Officers”) including any other executive officer who received more than $100,000 in annual compensation from the Company. We did not award cash bonuses, stock options or non-equity incentive plan compensation to any Named Executive Officer during the two fiscal years ended December 31, 2021 and 2020; thus these items are omitted from the table below:

Name and Principal Position	Year Ended Dec. 31	Salary ($)	Stock Award(s) ($)	Option Awards $	Non-Equity Incentive Plan Compensation	All Other Compensation ($)	Total ($)
Thomas K. Emmitt	2021	$–	–	–	–	–	–
CEO, President,	2020	$–	–	–	–	–	–

As of the Change of Control which closed on January 18, 2023, JJ C. Javier, as President, CEO, CFO and Secretary is not receiving any form of compensation and it is anticipated that he will not receive any compensation for the foreseeable future.

Compensation of Directors

Each director may be reimbursed for certain expenses incurred in attending board of directors and committee meetings.

There are no employment contracts, compensatory plans or arrangements, including payments to be received from the Company with respect to any Director that would result in payments to such person because of his or her resignation with the Company, or its subsidiaries, any change in control of the Company IAEC. There are no agreements or understandings for any Director to resign at the request of another person. None of our Directors or executive officers’ acts or will act on behalf of or at the direction of any other person.

Outstanding Equity Awards at Fiscal Year-End

There are no outstanding equity awards to our Named Executive Officers or directors as of December 31, 2022.

Item 7. Certain Relationships And Related Transactions, And Director Independence

Certain Relationships and Related Transactions

We occupy office space in accordance with an oral sublease from JJ C. Javier. As of the date of filing this Form 8-K, no rent has been paid and it has not been determined, when, and if, such rent will be assessed.

Review, Approval or Ratification of Transactions with Related Persons

Not Applicable.

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Promoters and Certain Control Persons

Other than the Change of Control closing on January 18, 2023, there have been no material transactions, series of similar transactions, currently proposed transactions, or series of similar transactions, to which the Company is to be a party, in which any promoter or founder, or any member of the immediate family of any of the foregoing persons, had a material interest.

Director Independence

Our Board of Directors has not established Audit, Compensation, and Nominating or Governance Committees as standing committees. The Board does not have an executive committee or any committees performing a similar function. We are not currently listed on a national securities exchange or in an inter-dealer quotation system that has requirements that a majority of the board of directors be independent. Our director and sole officer, JJ C. Javier is not “independent” under the definition set forth in the listing standards of the NASDAQ Stock Market, Inc., which is the definition that the Board has chosen to use for the purposes of determining independence, as the OTC Markets does not provide such a definition.

Item 8. Legal Proceedings

The Company is not a party to any pending legal proceeding. To the knowledge of management, no federal, state or local governmental agency is presently contemplating any proceeding against the Company. No director, executive officer or affiliate of the Company or owner of record or beneficially of more than five percent of the Company’s common stock is a party adverse to the Company or has a material interest adverse to the Company in any proceeding.

Item 9. Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information

Currently, our securities are not traded on any market.

Holders

We had 34 registered stockholders of record of our common stock as of January 13, 2023. Registered holders do not include those stockholders whose stock has been issued in street name.

Dividends

Common Stock - No dividends have ever been paid on the Common Stock and the Company does not currently anticipate paying any cash or other dividends on the Common Stock. Future dividend policy will be determined by the Board of Directors of the Company in light of prevailing financial need and earnings, if any, of the Company and other relevant factors.

Preferred Stock - Under our articles of incorporation, our Board of Directors is authorized, without stockholder action, to issue preferred stock in one or more series and to fix the number of shares and rights, preferences, and limitations of each series. Among the specific matters that may be determined by the Board of Directors are the dividend rate, the redemption price, if any, conversion rights, if any, the amount payable in the event of any voluntary liquidation or dissolution of our company, and voting rights, if any. As of the date of this report, no shares of preferred stock were issued and outstanding.

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Securities Authorized for Issuance Under Equity Compensation Plans

As of December 31, 2022 the Company has not adopted any equity compensation or similar type of plans.

Issuer Purchases of Equity Securities

There were no stock repurchases during the year ended December 31, 2022.

Item 10. Recent Sales of Unregistered Securities.

None.

Item 11. Description of Registrant’s Securities to be Registered.

Not applicable.

Item 12. Indemnification of Directors and Officers

Our Articles of Incorporation and Bylaws, subject to the provisions of Wyoming Law, contain provisions which allow the corporation to indemnify Officers, Directors, and Agents against liabilities and other expenses incurred as the result of defending or administering any pending or anticipated legal issue in connection with service to us if it is determined that person acted in good faith and in a manner which he reasonably believed was in the best interest of the corporation. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons, we have been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.

Item 13. Financial Statements and Supplementary Data

The disclosure required by this Item is contained in the Company’s Form 10-K, for the period ending December 31, 2022, filed January 5, 2023, and in the Company’s Form 10Q for the quarter ending September 30, 2023, filed January 13, 2023. (Article 8 of Regulation SX, 210.8-08(a)).

Item 14. Changes In And Disagreements With Accountants On Accounting And Financial Disclosure

None.

Item 15. Financial Statements and Exhibits.

(a) There are no financial statements filed.

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END FORM 10 INFORMATION

FORM 8-K

Item 5.01(a) The disclosure required by this Item is contained in the Company’s Form 10-K, for the period ending December 31, 2022, filed January 5, 2023, and in the Company’s Form 10Q for the quarter ending September 30, 2023, filed January 13, 2023. (Article 8 of Regulation SX, 210.8-08(a)).

Item 5.01(b) Other than the Agreement, the Amendment, and the Escrow Agreement, there were no written or oral arrangements or understandings among member of both the former and new control groups and their associates with respect to election of directors or other matters. There are no arrangements, known to the registrant, including any pledge by any person of securities of the registrant or any of its parents, the operation of which may at a subsequent date result in a change in control of the registrant.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description
99.1	Stock Purchase Agreement
99.2	Escrow Agreement
99.3	First Amendment to Stock Purchase Agreement
99.4	Joint Written Irrevocable Instructions to Escrow Agent
104	Cover Page Interactive Data File (formatted in inline XBRL, and included in exhibit 101).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IA Energy, Corp.
By	/s/ JJ C. Javier
Name: JJ C. Javier Title: President, CEO, CFO, Secretary, Sole Director

Date:  January 24, 2023

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